Annual Report

Tax-Efficient
Funds
February 28, 2003

T. Rowe Price(registered trademark) logo icon(registered trademark)

Report Highlights
Tax-Efficient Funds

o Growth stocks declined but tax-free municipal bonds posted strong returns in the 6- and 12-month periods ended February 28, 2003.

o Despite negative results, the Tax-Efficient Funds continued to outperform their Lipper benchmarks because of relatively favorable stock selection.

o In the large-cap portfolios, we boosted our exposure to the technology sector while trimming commitments to the financial and consumer staples segments.

o In the multi-cap fund, we lifted our health care, technology, and consumer discretionary allocations and reduced exposure to financial and industrial and business services companies.

o Historically low interest rates and high risk aversion make us cautious regarding municipal bonds. We are optimistic that as the economy recovers and geopolitical concerns abate, corporate earnings and stock prices will improve.


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Fellow Shareholders

Growth stocks declined but tax-free municipal bonds posted strong returns in the 6- and 12-month periods ended February 28, 2003. Economic sluggishness, disappointing corporate earnings forecasts, and fears of terrorist attacks and a U.S.-led war against Iraq prompted investors to favor the relative safety of fixed-income securities over equities. The Tax-Efficient Funds produced negative results in both periods but continued to outperform their Lipper benchmarks.

MARKET ENVIRONMENT

Municipal Bond and Note Yields
-------------------------------------------------------------------------------

                                                                         1-Year
                                30-Year             5-Year              Moody's
                                    AAA                AAA           Investment
                                General            General              Grade 1
                             Obligation         Obligation                 Note
--------------------------------------------------------------------------------

2/28/02                            5.03               3.34                 1.55

                                    5.3               3.97                 2.25

                                   5.19               3.41                 1.95

5/02                               5.17               3.31                 1.75

                                   5.15               3.09                  1.5

                                   5.01               2.85                  1.5

8/02                               4.89               2.68                 1.45

                                   4.63               2.42                  1.5

                                   4.92               2.66                 1.65

11/02                              5.01               2.75                 1.35

                                   4.77               2.35                 1.25

                                   4.86               2.64                  1.1

2/28/03                            4.71               2.44                  1.1
--------------------------------------------------------------------------------

One year ago, the consumer-driven U.S. economy-supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity-appeared to be recovering from the 2001 recession. As 2002 progressed, however, a string of events injected uncertainty into financial markets and weighed on confidence, thereby slowing the pace of economic growth.

By midsummer, a lack of confidence in public companies because of malfeasance toppled equities and motivated businesses to scale back production, hiring, and new investment plans. Near year-end, just as these concerns began to lessen, mounting geopolitical tensions and a spike in oil prices solidified the view that business investment spending would stay restrained and corporate profits would remain under pressure. Finally, the increased level of terror-related fear, harsh winter weather, and a growing anticipation of war weighed on the capital markets in early 2003.

Throughout this period, investors sought the relative safety of fixed-income securities, which briefly drove long-term interest rates to historically low levels in early October.

Continuing geopolitical and economic uncertainties along with the Federal Reserve's very low fed funds rate (the Fed reduced the target rate from 1.75% to 1.25% in early November, its only move in 2002) kept interest rates low through the end of February. Short- and intermediate-term tax-free rates-which closely tracked the fed funds rate-declined approximately 25 to 50 basis points over the last six months; long-term rates fell to a lesser extent. (One hundred basis points equal one percentage point.) For the 12-month period, intermediate-term tax-free rates dropped approximately 100 basis points, while long-term rates slipped only about 30 to 50 basis points. Stocks remained in a bear market throughout the last 12 months. After plunging to multiyear lows in early October, equities rallied strongly through the end of November. However, the rebound was short-lived, and shares retreated again through the end of February as investors braced for the possibility of war against Iraq and new acts of terror in the U.S.

Small- and large-cap shares were essentially on par in both the 6- and 12-month periods ended February 28. In the second half of our fiscal year, the large-cap S&P 500 Index returned -7.29% versus -7.09% for the small-cap Russell 2000 Index. For the entire fiscal year, the S&P 500 returned -22.68% versus -22.10% for the Russell 2000.


Performance of Growth Stocks vs. Value

Periods Ended February 28, 2003                   6 Months            12 Months
--------------------------------------------------------------------------------

Large-Cap
Russell 1000 Growth Index                           -6.72%              -25.61%

Russell 1000 Value Index                             -7.80               -19.27

Mid-Cap

Russell Midcap Growth Index                          -1.36               -21.93

Russell Midcap Value Index                           -7.96               -15.84

Small-Cap

Russell 2000 Growth Index                            -5.55               -26.79

Russell 2000 Value Index                             -8.50               -18.40
--------------------------------------------------------------------------------

Growth stocks fared worse than value across all market capitalizations over the last year. Technology, consumer discretionary, and financial shares were among the weakest groups, whereas materials, utility, and energy stocks held up well. However, in a reversal of trends since the equity market peaked three years ago, growth stocks-thanks to relative strength in the beleaguered technology and telecommunications sectors-held up better than value in the last six months, particularly in the mid- and small-cap segments, as shown in the table on the previous page. This could signal the beginning of a new cycle of outperformance for growth stocks, as the value style has substantially outperformed growth during the last three years. In addition, it reinforces our belief that staying committed to growth stocks (rather than chasing what has recently performed well on a relative basis) has been, and will continue to be, the best strategy for investors seeking long-term growth and tax efficiency. Other aspects of our investment philosophy, for those who are new investors in the Tax-Efficient Funds, are listed below.

INVESTMENT PHILOSOPHY

o The Tax-Efficient Funds invest in stocks of growth companies that have strong prospects and are market leaders within their niches. Tax-Efficient Balanced and Tax-Efficient Growth invest primarily in large-cap growth stocks (the former also purchases municipal bonds), and Tax-Efficient Multi-Cap Growth invests in small- and mid-cap growth companies.

o Our objective is to produce the best after-tax returns possible. To minimize capital gain distributions, we plan to own our companies for a long time, so we focus on those with strong, sustainable market positions and high returns on capital.

o We keep our cash position low and stay almost fully invested since we believe successful market timing is nearly impossible.

o We make new purchases opportunistically but do not trade opportunistically or rotate from sector to sector in an effort to capture short-term outperformance.

o We purchase stocks that meet our criteria even though it may be evident that time and patience will be required before the investment pays off. It is important to note, therefore, that performance over short periods will often deviate, both positively and negatively, from that of competing funds more focused on pretax returns.

o We will let our winners run and try not to realize gains unless a company's long-term outlook has deteriorated materially. In addition, we will sell investments that have declined (i.e., "harvest" losses) to build up tax losses that can be used to offset future gains.


CHARACTERISTICS OF THE FUNDS

As illustrated by the portfolio characteristics tables that appear in the performance discussion of each fund, both the Tax-Efficient Balanced Fund's equity portfolio and the Tax-Efficient Growth Fund are more growth oriented than the S&P 500. For example, our large-cap portfolios have higher price/earnings (P/E) ratios and anticipated long-term growth rates than the S&P 500, as well as lower yields. In addition, the betas (a measure of volatility) of these portfolios are slightly higher than that of the S&P 500. Compared with other large-cap growth funds,* our fund has a modest P/E premium due to our bias toward better companies. Our companies are expected to grow at a modestly slower long-term rate relative to other large-cap growth portfolios. We focus on consistent and profitable growth versus explosive short-term growth.

One of the most important characteristics we consider when researching potential investments and reviewing our current holdings is a high and sustainable return on equity (ROE). We have materially higher ROE than the S&P 500 and other large-cap growth portfolios. This reflects our intention to maintain portfolios of companies with strong profitability that should perform relatively well during favorable and unfavorable periods for both the economy and the stock market.

The Tax-Efficient Multi-Cap Growth Fund, as shown in the table on page 11, has several characteristics very similar to those of its Russell benchmark: ROE, past and projected five-year earnings growth rates, and dividend yield. However, the fund's P/E ratio was modestly higher. In addition to our tax-efficient strategy, what distinguishes this fund from most small- and mid-cap portfolios is that we do not automatically sell successful investments when their market capitalizations become too large. (Most tax-blind small- and mid-cap funds must do that to adhere to their stated investment strategies.) As many of the fund's holdings grow, hopefully into bigger companies over time, we will seek to maintain our mid-cap orientation by directing new purchases to mid- and small-cap companies. At the end of February, the fund was well diversified across more than 200 companies (compared with about 100 for the Tax-Efficient Growth Fund). This broad diversification reflects the fact that smaller companies are earlier in their life cycles than larger ones, and therefore a higher failure rate is expected. We will eliminate those that falter and reinvest the proceeds into companies with stronger prospects.


* Comparisons with the Lipper Large-Cap Growth Funds Index use calculations by T. Rowe Price based on the most current available data from Lipper Inc. Performance Comparison

INVESTMENT STRATEGY

In the Tax-Efficient Balanced and Tax-Efficient Growth Funds, we decisively increased our commitment to the hard-hit technology sector with high-quality names. We purchased additional shares of industry bellwethers Cisco Systems, Microsoft, and Dell Computer, and increased our exposure to several semiconductor companies, including Linear Technology, Xilinx, and Maxim Integrated Products. In the financial sector, which has been hammered in recent months, we purchased additional shares of Northern Trust, State Street, and Charles Schwab. In the health care segment, we added to positions in UnitedHealth Group and Cardinal Health but eliminated Schering-Plough. Among consumer discretionary stocks, we purchased more shares of Dollar General and Home Depot. We also added USA Interactive to each portfolio.

In the Tax-Efficient Multi-Cap Growth Fund, we increased our commitment to the health care sector in the last six months by purchasing health care providers First Health Group, Omnicare, Health Management, Coventry Health Care, and WellChoice. To a lesser extent, we also raised our exposure to the information technology and consumer discretionary sectors. New technology holdings were Yahoo!, EMC, and PeopleSoft; one new media investment was New York Times.

Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------

Your fund returned -0.71% and -7.93% in the 6- and 12-month periods ended February 28, 2003, respectively. As shown in the table, the fund fared much better than the Lipper Balanced Funds Index in both periods and a hypothetical portfolio of stocks and municipal bonds in the last six months.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/03                             6 Months            12 Months
--------------------------------------------------------------------------------

Tax-Efficient Balanced Fund                         -0.71%               -7.93%

Lipper Balanced Funds Index                          -3.04               -11.31

Combined Index Portfolio *                           -1.40                -7.39

*An unmanaged portfolio of 48% stocks (S&P 500 Stock Index) and 52% bonds (Lehman Municipal Bond Index).
--------------------------------------------------------------------------------

The fund outperformed the combined index portfolio in the last six months because our stock and bond portfolios fared better than the S&P 500 and the Lehman Brothers Municipal Bond Index, respectively. For the 12-month period, during which growth stocks underperformed other styles, the fund trailed because our equity holdings were slightly weaker than the S&P 500. However, our bond portfolio outpaced the Lehman index, which helped narrow the performance gap.

The equity portion of the fund fared better than the typical large-cap growth stock portfolio since the end of August due to favorable stock selection in the consumer discretionary, consumer staples, health care, and technology sectors. Our sector weightings and weakness among our financial holdings worked against us, but overweighting the tech sector helped relative performance. For the 12-month period, the equity portion of the fund outperformed the average large-cap growth portfolio primarily due to stock selection and overweightings in the technology and consumer staples sectors. In contrast, weakness among our health care and financial positions and our lack of exposure to the energy sector detracted from our results.

Our record versus other balanced funds remains outstanding. Lipper ranked the fund in the top 9% of the balanced funds universe for the one-year period ended February 28, 2003. Lipper also placed the fund in the top 12% of that universe for the period from the fund's inception (6/30/97) through the end of February.

Security diversification
--------------------------------------------------------------------------------

Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------

Noninvestment-Grade Municipal Bonds                              3%

Mid- and Small-Cap Stocks                                        4%

Large-CapStocks                                                  43%

InternationalStocks                                              1%

Investment-Grade Municipal Bonds 49% Based on net assets as of 2/28/03.
--------------------------------------------------------------------------------

(Based on total return, Lipper ranked the Tax-Efficient Balanced Fund 45 out of 502, 116 out of 406, 36 out of 337, and 35 out of 291 for the one-year, three-year, five-year, and since-inception periods ended February 28, 2003, respectively. Past performance cannot guarantee future results.)

As mentioned earlier, the municipal bond portion of the fund (which gained 4.15% in the last six months) fared better than the Lehman Brothers Municipal Bond Index (3.36%). One major factor behind our outperformance was our focus on securities with relatively high credit quality, which fared much better than lower-rated issues. Another was our strategy of using new cash to purchase bonds maturing in 10 years or less. As interest rates declined, bonds with shorter maturities did quite well compared with longer-term securities, particularly over the last several months.

Equity Portfolio Characteristics
--------------------------------------------------------------------------------
As of                                        Tax-Efficient
2/28/03                                      Balanced Fund              S&P 500
--------------------------------------------------------------------------------

Earnings Growth Rate
Past 5 Years                                          13.3%                 8.8%

Estimated Next
5 Years1                                              14.1                 12.8

Profitability-Return
on Equity Latest
12 Months                                             21.0                 18.0

Average Company
Yield2                                                 1.2                  1.9

P/E Ratio (Based
on Next 12
Months Estimated
Earnings)1                                           18.6X                15.8X

Market Capitalization
(bil)                                                 38.0                 44.0

1Source data: IBES.  2Source data: Value Line.
Forecasts are in no way indicative of future investment returns.
--------------------------------------------------------------------------------

We made few significant sector changes since the end of August. However, we did reduce the bond portfolio's duration (a measure of its interest rate sensitivity) and average maturity toward the end of our reporting period as interest rates approached all-time lows. This will reduce our potential for losses in the event rates rebound sharply, as they did when equities rallied in October and November. Your fund's tax-efficiency ratio-after-tax returns divided by pretax returns-since inception is nearly 98% (assuming you did not sell your shares at the end of the period). The only taxable distributions we have made have been dividends on our stock holdings (the most recent of which was a $0.05 income dividend payable to shareholders of record as of December 17, 2002). Accordingly, our performance versus the benchmarks looks better on an after-tax basis than on a pretax basis. The fund has built up a tax-loss carryforward equivalent to 9.4% of net assets. This is a valuable resource that can be used in the future to offset capital gains that the fund may incur so that they are not passed on to you.

Tax-Efficient Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
Periods Ended 2/28/03                               6 Months         12 Months
--------------------------------------------------------------------------------

Tax-Efficient Growth Fund                           -6.47%              -23.71%

Lipper Large-Cap Growth
Funds Index                                          -8.93               -25.85

S&P 500 Stock Index                                  -7.29               -22.68
--------------------------------------------------------------------------------

Your fund returned -6.47% and -23.71% in the 6- and 12-month periods ended February 28, 2003, respectively. As shown in the table, the fund held up better than its Lipper benchmark in both periods. The fund also outperformed the S&P 500 in the last six months, but it lagged this broad market index over the last year. The S&P 500 is a blended portfolio of growth and value stocks; consequently, the fact that our performance (in light of our growth style) is relatively close to that of the S&P 500 reflects very favorably on our investment process.

The fund outperformed its Lipper benchmark and the S&P 500 over the last six months due to relatively favorable stock selection in several sectors. In the information technology sector, Linear Technology, Analog Devices, Xilinx, and Maxim Integrated Products contributed greatly to our results. Pharmaceutical stocks Merck and AstraZeneca (in the health care segment) and media firms Clear Channel Communications and Disney (in the consumer discretionary area) also fared well. Although overweighting technology was also favorable, other sector weightings-such as low exposure to telecommunications and no exposure to energy-slightly eroded our performance advantage.

Over the last year, the fund held up better than its Lipper benchmark due to both good stock selection and overweightings in the information technology and consumer staples sectors. Factors that worked against us included weakness among our health care investments and our lack of exposure to the energy sector. (We have not owned any energy stocks because of the sector's maturity and generally low returns on invested capital.) The fund lagged the S&P 500 primarily because of its growth style. Financial stocks Northern Trust, Mellon Financial, State Street, and Bank of New York were especially weak. Media stocks AOL Time Warner and Omnicom and pharmaceutical company Wyeth also detracted substantially from our performance. On the plus side, our sector weightings worked somewhat in our favor, particularly overweighting technology and low exposure to telecommunications.

Although the last three years have been very challenging for large-cap growth investors, our record versus competing portfolios is excellent. Lipper placed the fund in the top 5% of the large-cap growth universe for the three-year period ended February 28, 2003. Lipper also placed the fund in the top 10% of that universe for the period from its inception (7/30/99) through the end of February. This is a very strong testament to the success of our investment philosophy and the use of a longer-term focused investment strategy.

(Based on total return, Lipper ranked the Tax-Efficient Growth Fund 173 out of 658, 19 out of 463, and 38 out of 408 for the one-year, three-year, and since-inception periods ended February 28, 2003, respectively. Past performance cannot guarantee future results.)

Sector Diversification
--------------------------------------------------------------------------------

Tax-Efficient Growth Fund
--------------------------------------------------------------------------------

Consumer Staples                                                    9%

Industrials and Business Services                                  11%

Health Care                                                        18%

Consumer Discretionary                                             19%

Materials                                                           1%

Information Technology                                             21%

Financials                                                         21%
Based on net assets as of 2/28/03.
--------------------------------------------------------------------------------

The fund continued to emphasize sectors that we believe offer the best long-term growth prospects, but our sector allocations have changed somewhat in the last six months. Information technology shares increased from 14% to 21% of assets over that period, as investors became too pessimistic regarding the sector's longer-term prospects. In contrast, our commitment to the consumer staples and financials sectors eased from 12% to 9% and from 23% to 21%, respectively. Other allocations were little changed. We maintained low exposure to telecommunications and materials companies and continued to avoid the energy and utility segments. Companies with good growth prospects and high, sustainable returns on equity are seldom found in these areas.

Portfolio Characteristics
--------------------------------------------------------------------------------

                                             Tax-Efficient
As of 2/28/03                                 Growth Fund               S&P 500
--------------------------------------------------------------------------------

Earnings Growth Rate
Past 5 Years                                          12.8%                 8.8%

Estimated Next 5 Years1                               14.1                 12.8

Profitability-Return on
Equity Latest 12 Months                               21.0                 18.0

Average Company Yield2                                 1.2                  1.9

P/E Ratio (Based on Next 12
Months Estimated Earnings)1                          18.8X                15.8X

Market Capitalization (bil)                           38.0                 44.0

1Source data: IBES.  2Source data: Value Line.
Forecasts are in no way indicative of future investment returns.
--------------------------------------------------------------------------------

Your fund has made no taxable distributions since it commenced operations over three years ago, so its tax efficiency ratio-after-tax returns divided by pretax returns-since inception has been 100% (assuming you did not sell your shares at the end of our reporting period). Accordingly, our performance versus the benchmarks looks better on an after-tax basis than on a pretax basis. The fund has built up a tax-loss carryforward equivalent to 31.5% of net assets. This can be used in the future to offset capital gains that the fund may incur so that they are not passed on to shareholders.

Tax-Efficient Multi-Cap Growth Fund
--------------------------------------------------------------------------------

Your fund returned -4.58% and -22.56% in the 6- and 12-month periods ended February 28, 2003, respectively. As shown in the table, the fund fared better than its Lipper benchmark but trailed the Russell index in both periods.

Performance Comparison
Periods Ended 2/28/03                               6 Months         12 Months
--------------------------------------------------------------------------------

Tax-Efficient Multi-Cap
Growth Fund                                         -4.58%           -22.56%

Lipper Mid-Cap Growth
Funds Index                                         -4.75            -24.09

Russell Midcap Growth Index                         -1.36            -21.93
--------------------------------------------------------------------------------

In the last six months, the fund outperformed the Lipper index due to favorable performance of retailer Coach in the consumer discretionary sector and logistics services names UTi Worldwide and Expeditors International of Washington. Strength in technology companies Xilinx and Lexmark International also helped our relative performance. However, avoiding the energy and telecom sectors hurt our results, as did weakness among our holdings in the financials sector, which we overweighted. Our sector allocations were also responsible for our six-month underperformance relative to the Russell benchmark. The main culprits were our lack of energy and telecommunications names, overweighting industrials, business services, and financials, and underweighting the tech sector. Good stock selection among consumer discretionary, industrials, and business services stocks worked in our favor, but these positives were largely offset by the relatively poor performance of our health care and technology holdings.

Over the last year, the fund outperformed Lipper due to strong performance of industrial companies UTi and Expeditors and technology firms Lexmark, Intuit, and Symantec. Relatively favorable performance of our health care and consumer discretionary investments also contributed to our results. However, our advantage over Lipper was eroded somewhat by our lack of energy names and by underweighting health care. Similarly, the benefits of good stock selection in the health care, industrials, business services, and tech sectors relative to the Russell benchmark were offset by our lack of energy and telecom exposure over the last 12 months. Your fund's record relative to competing funds since its inception on December 29, 2000, has been favorable. Lipper placed the fund in the top 15% of the mid-cap growth funds universe for the period from its inception through February 28, 2003.

Sector Diversification
--------------------------------------------------------------------------------

Tax-Efficient Multi-Cap Growth Fund

Consumer Staples                                             3%

Industrials and Business Services                           16%

Financials                                                  16%

Health Care                                                 18%

Materials                                                    1%

Consumer Discretionary                                      25%

Information Technology                                      21%

Based on net assets as of 2/28/03.
--------------------------------------------------------------------------------

(Based on total return, Lipper ranked the Tax-Efficient Multi-Cap Growth Fund 179 out of 500 and 66 out of 439 for the one-year and since-inception periods ended February 28, 2003, respectively. Past performance cannot guarantee future results.) We made a few minor changes to our sector allocation in the last six months, though we continued to emphasize five primary areas that, in our opinion, offer the best candidates for long-term growth. Consumer discretionary and information technology stocks increased from 24% to 25% and from 20% to 21%, respectively. Our health care commitment also rose from 16% to 18%. In contrast, we reduced our exposure to financials (from 19%) and industrials/business services companies (from 17%) to 16% each.

Portfolio Characteristics
--------------------------------------------------------------------------------
                                                                        Russell
                                             Tax-Efficient               Midcap
                                                 Multi-Cap               Growth
As of 2/28/03                                  Growth Fund                Index
--------------------------------------------------------------------------------

Earnings Growth Rate
  Past 5 Years                                        16.4%                16.8%

Estimated Next 5 Years1                               17.3                 17.1

Profitability-Return on
  Equity Latest 12 Months                             17.1                 17.0

Average Company Yield2                                 0.5                  0.4

P/E Ratio (Based on Next 12
  Months Estimated Earnings)1                        19.9X                18.6X

Market Capitalization (bil)                            5.0                  4.0

1Source data: IBES.  2Source data: Value Line.

Forecasts are in no way indicative of future investment returns.
--------------------------------------------------------------------------------

Your fund's tax efficiency since its inception is 100% (assuming you did not sell your shares at the end of our reporting period). In other words, we have made no taxable distributions since the fund commenced operations at the end of 2000. The fund has built up a tax-loss carryforward equivalent to 39.0% of net assets. This can be used in the future to offset capital gains that the fund may incur so that they are not passed on to shareholders.

OUTLOOK

Our outlook for municipal bonds remains little changed from six months ago. At present, historically low interest rates and high risk aversion make us cautious that rates may return to a more typical, higher range. We expect supply in the municipal market to be less than in 2002 but still relatively high. States and local municipalities are increasingly turning to the credit markets to fund capital projects that just a few years ago would have been funded with available cash. Any quick resolution of the seemingly ever-present geopolitical tensions will almost certainly reduce the "war premium" for municipal bonds, resulting in lower bond prices and higher yields. Also, even though the municipal market is not presently expecting Congress to eliminate double taxation of dividends-one of President Bush's proposals-in the near future, such legislation, if passed, could be disadvantageous for the municipal market.

Nevertheless, our long-term outlook for interest rates remains balanced for a number of reasons, not the least of which is the high degree of uncertainty regarding the pace of economic recovery. Geopolitical issues, particularly the war with Iraq, may persist in the market for some time. Furthermore, a fundamental asset allocation shift by investors toward fixed income should underpin demand, should the economy and geopolitical tensions take a turn for the better. Long-term rates seem less vulnerable than short-term rates as historically steep yield curves in both taxable and tax-exempt markets may provide a cushion for longer maturities. Finally, the Federal Reserve, intent on maintaining price stability-excepting recent oil-related price spikes-has largely stamped out inflation, the archenemy of bond investors.

Equity investors at present are very risk averse, as evidenced by negative real (inflation-adjusted) interest rates on money market securities and historically low rates on longer-term fixed-income securities. Despite continuing geopolitical uncertainties, we are very optimistic about economic and stock market prospects. Stock valuations are attractive, corporate profits are improving, inventories are lean, balance sheets are generally strong, and corporate executives are more conscientious about rules and regulations. As geopolitical concerns abate and the economy picks up, earnings and stock prices should do the same. But even if economic growth remains sluggish for some time, companies with strong earnings growth are likely to perform well, and our focus on firms with strong profitability should give us an advantage.

In an era in which equity market results are likely to resemble long-term averages, tax-efficient investing should appeal to investors who want to retain more of their gains, particularly those in the highest tax brackets. We believe we can continue to generate competitive long-term after-tax returns by targeting companies with the potential for sustainable earnings growth and profitability (which we believe are the best investments for long-term investors); by letting our winners run and avoiding the realization of capital gains unless a company's long-term outlook has deteriorated materially; and by harvesting losses that can be used to offset future gains.


Respectfully submitted,


Donald J. Peters
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund
Chairman of the Investment Advisory Committee,
Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds



Hugh D. McGuirk
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund

March 21, 2003

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds' investment programs.


T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR Diversification

Tax-Efficient Balanced Fund

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------

Stocks
Financials                                              11%                  10%

Consumer Discretionary                                  10                   10

Health Care                                              9                    9

Information Technology                                   7                    9

Industrials and Business Services                        5                    5

Consumer Staples                                         5                    5
--------------------------------------------------------------------------------

Total                                                   47%                  48%


Bonds and Reserves
--------------------------------------------------------------------------------

Water and Sewer Revenue                                  8%                   8%

Hospital Revenue                                         7                    7

General Obligations - State                              5                    6

Dedicated Tax Revenue                                    5                    5

Electric Revenue                                         4                    5

General Obligations - Local                              4                    5

Prerefunded                                              4                    3

Housing Finance Revenue                                  3                    3

Air and Sea Transportation                               3                    3

Life Care/Nursing Home Revenue                           2                    2

All Other                                                7                    5

Reserves                                                 1                    0
--------------------------------------------------------------------------------
Total                                                   53%                  52%


LARGEST HOLDINGS

Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
                                                           Percent of
                                                           Net Assets
                                                              2/28/03

Stocks                                                          Bonds
--------------------------------------------------------------------------------

Microsoft                                                         1.7%

Pfizer                                                            1.6

Wal-Mart                                                          1.4

GE                                                                1.3

Fannie Mae                                                        1.1

Viacom                                                            1.1

Citigroup                                                         1.1

Johnson & Johnson                                                 1.1

Cisco Systems                                                     1.1

Freddie Mac                                                       1.1
--------------------------------------------------------------------------------

Total                                                            12.6%


                                                           Percent of
                                                           Net Assets
                                                              2/28/03
--------------------------------------------------------------------------------

District of Columbia                                              4.4%

Georgia                                                           3.0

Massachusetts Water Pollution
Abatement Trust                                                   3.0

New York City Transitional Fin. Auth.                             2.8

West Virginia                                                     2.8

Michigan Hosp. Fin. Auth.                                         2.7

Dallas County Utility &
Reclamation Dist.                                                 2.6

Port of Seattle                                                   2.6

Intermountain Power Agency                                        2.1

Houston Water & Sewer System                                      2.0
--------------------------------------------------------------------------------

Total                                                            28.0%


T. Rowe Price Tax-Efficient Funds

Portfolio Highlights


TWENTY-FIVE LARGEST HOLDINGS

Tax-Efficient Growth Fund
--------------------------------------------------------------------------------
                                                           Percent of
                                                           Net Assets
                                                              2/28/03
--------------------------------------------------------------------------------

Microsoft                                                         3.9%

Pfizer                                                            3.4

Fannie Mae                                                        3.0

GE                                                                2.9

Freddie Mac                                                       2.8
--------------------------------------------------------------------------------

Wal-Mart                                                          2.7

Viacom                                                            2.6

Cisco Systems                                                     2.2

Citigroup                                                         2.2

Johnson & Johnson                                                 2.1
--------------------------------------------------------------------------------

First Data                                                        2.0

Linear Technology                                                 2.0

Omnicom                                                           1.9

Maxim Integrated Products                                         1.9

American International Group                                      1.8
--------------------------------------------------------------------------------

Marsh & McLennan                                                  1.8

Clear Channel Communications                                      1.8

State Street                                                      1.7

Merck                                                             1.6

Wyeth                                                             1.6
--------------------------------------------------------------------------------

Intel                                                             1.5

Coca-Cola                                                         1.4

Analog Devices                                                    1.4

McGraw-Hill                                                       1.4

Northern Trust                                                    1.4
--------------------------------------------------------------------------------
Total                                                            53.0%


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.


T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

Tax-Efficient Multi-Cap Growth Fund

--------------------------------------------------------------------------------
                                                           Percent of
                                                           Net Assets
                                                              2/28/03
--------------------------------------------------------------------------------
Xilinx                                                            1.1%

Apollo Group                                                      1.1

Linear Technology                                                 1.1

Intuit                                                            1.0

Maxim Integrated Products                                         1.0
--------------------------------------------------------------------------------

Moody's                                                           1.0

Anthem                                                            1.0

Altera                                                            1.0

Omnicom                                                           1.0

WellPoint                                                         1.0
--------------------------------------------------------------------------------

Meredith                                                          0.9

Lexmark International                                             0.9

SLM Corporation                                                   0.9

Starbucks                                                         0.9

USA Interactive                                                   0.9
--------------------------------------------------------------------------------

Northern Trust                                                    0.9

Analog Devices                                                    0.8

Forest Labs                                                       0.8

Expeditors International of Washington                            0.8

Gilead Sciences                                                   0.8
--------------------------------------------------------------------------------

Family Dollar Stores                                              0.8

Tiffany                                                           0.8

e-Bay                                                             0.8

McKesson HBOC                                                     0.8

ChoicePoint                                                       0.8
--------------------------------------------------------------------------------

Total                                                            22.9%


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.


T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

Tax-Efficient Growth Fund

6 Months Ended 2/28/03

Ten Best Contributors
--------------------------------------------------------------------------------

Linear Technology                                                       3(cents)
Analog Devices                                                          2

Maxim Integrated Products                                               2

Expeditors International of Washington                                  2

Xilinx                                                                  2

Oracle                                                                  1

Altera                                                                  1

Amgen                                                                   1

Starbucks                                                               1

Cisco Systems                                                           1
--------------------------------------------------------------------------------

Total                                                                  16(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

GE                                                                     -5(cents)

Fannie Mae                                                              4

Freddie Mac                                                             4

American International Group                                            4

Bank of New York                                                        3

Home Depot                                                              3

Pfizer                                                                  3

Northern Trust                                                          3

Marsh & McLennan                                                        2

Coca-Cola                                                               2
--------------------------------------------------------------------------------
Total                                                                 -33(cents)


12 Months Ended 2/28/03

Ten Best Contributors

Tax-Efficient Multi-Cap Growth Fund
--------------------------------------------------------------------------------

Expeditors International of Washington                                  1(cents)

Apollo Group                                                            1

Intuit                                                                  1

e-Bay                                                                   1

BMC Software                                                            1

Linear Technology                                                       1

Pharmacia                                                               0

Computer Associates                                                     0

Cisco Systems                                                           0

Dell Computer                                                           0

Total                                                                   6(cents)
Ten Worst Contributors
GE                                                                    -12(cents)

AOL Time Warner                                                         9

Pfizer                                                                  9

Omnicom                                                                 9

Home Depot                                                              7

Wyeth                                                                   7

American International Group                                            7

Intel                                                                   6

Wal-Mart                                                                6

Citigroup                                                               6
--------------------------------------------------------------------------------

Total                                                                 -78(cents)


T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

Tax-Efficient Growth Fund

6 Months Ended 2/28/03

Ten Best Contributors
--------------------------------------------------------------------------------

Coach                                                                   2(cents)

Symantec                                                                2

Expeditors International of Washington                                  2

Lexmark International                                                   2

Forest Labs                                                             1

e-Bay                                                                   1

Xilinx                                                                  1

UTi Worldwide                                                           1

ITT Educational Services                                                1

BMC Software                                                            1
--------------------------------------------------------------------------------

Total                                                                  14(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Concord EFS                                                            -2(cents)

BISYS Group                                                             2

Investment Technology Group                                             2

Dollar General                                                          2

Northern Trust                                                          2

Catalina Marketing*                                                     1

Celestica*                                                              1

AmerisourceBergen                                                       1

ChoicePoint                                                             1

Boston Private Financial                                                1
--------------------------------------------------------------------------------
Total                                                                 -15(cents)


12 Months Ended 2/28/03

Ten Best Contributors
--------------------------------------------------------------------------------

Apollo Group                                                            2(cents)

Coach                                                                   2

e-Bay                                                                   2

Intuit                                                                  2

Expeditors International of Washington                                  1

UTi Worldwide                                                           1

Lexmark International                                                   1

Moody's                                                                 1

Forest Labs                                                             1

Yahoo!                                                                  1
--------------------------------------------------------------------------------
Total                                                                  14(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Concord EFS                                                            -5(cents)

VeriSign                                                                4

Investment Technology Group                                             4

TMP Worldwide                                                           4

Sabre Holdings                                                          3

NVIDIA*                                                                 3

Omnicom                                                                 3

Gemstar TV Guide*                                                       3

Univision Communications                                                3

Northern Trust                                                          3
--------------------------------------------------------------------------------

Total                                                                 -35(cents)

                                                                      *
Position eliminated

--------------------------------------------------------------------------------
T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


TAX-EFFICIENT BALANCED FUND
--------------------------------------------------------------------------------

As of 2/28/03
--------------------------------------------------------------------------------
                                            Combined Index        Tax-Efficient
                                                 Portfolio        Balanced Fund
                                           $        12,586      $        13,366
--------------------------------------------------------------------------------

Fund-Line
6/30/97                                             10,000              10,l000

2/28/98                                             11,316               11,496

2/99                                                12,807               13,157

2/00                                                13,398               14,528

2/01                                                13,713               14,655

2/02                                                13,590               14,517

2/03                                                12,586               13,366

--------------------------------------------------------------------------------

TAX-EFFICIENT GROWTH FUND
--------------------------------------------------------------------------------

As of 2/28/03

--------------------------------------------------------------------------------
                                                    Lipper
                                S&P 500          Large-Cap        Tax-Efficient
                            Stock Index       Growth Funds          Growth Fund
                                 $6,653       Index $5,280               $7,080
--------------------------------------------------------------------------------

7/30/99                          10,000             10,000               10,000

2/00                             10,359             12,558               11,030

2/01                              9,510              8,683               10,180

2/02                              8,605              7,121                9,280

2/03                              6,653              5,280                7,080
--------------------------------------------------------------------------------

TAX-EFFICIENT MULTI-CAP GROWTH FUND

As of 2/28/03


--------------------------------------------------------------------------------
                                Russell             Lipper        Tax-Efficient
                                 Midcap            Mid-Cap            Multi-Cap
                           Growth Index       Growth Funds          Growth Fund
                                 $5,690       Index $5,476               $6,660
--------------------------------------------------------------------------------

12/29/00                         10,000             10,000               10,000

2/01                              8,743              8,615                9,250

2/02                              7,288              7,214                8,600

2/03                              5,690              5,476                6,660
--------------------------------------------------------------------------------

T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


--------------------------------------------------------------------------------
Periods Ended                                          Since   Inception
2/28/03           1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------

Tax-Efficient
Balanced Fund     -7.93%      -2.74%        3.06%       5.25%    6/30/97

After Taxes
on Distribution    -8.07       -2.84        2.94        5.13

After Taxes
on Distributions
and Sale of
Fund Shares        -4.22       -1.83        2.82        4.64

Tax-Efficient
Growth Fund      -24.47*      -13.74        --         -9.18     7/30/99

After Taxes on
Distributions    -24.47*      -13.74        --         -9.18

After Taxes
on Distributions
and Sale of
Fund Shares      -15.02*      -10.64        --         -7.15

Tax-Efficient
Multi-Cap
Growth Fund      -23.33*        --          --        -17.11    12/29/00
After Taxes on
Distributions    -23.33*        --          --        -17.11

After Taxes on
Distributions
and Sale of
Fund Shares      -14.33*        --          --        -13.37
--------------------------------------------------------------------------------

*Adjusted to reflect a 1% redemption fee on shares held less than two years.

The returns presented in this table reflect the return before taxes; the return after taxes on dividends and capital gain distributions; and the return after taxes on dividends, capital gain distributions, and gains (or losses) from redemptions of shares held for one-, three-, and five-year or since-inception periods as applicable. After-tax returns reflect the highest individual federal marginal income tax rate but exclude state and local taxes. An investor's actual after-tax return will likely differ from those shown and depend on his or her tax situation. Past before- and after-tax returns do not necessarily indicate future performance. Some after-tax post-liquidation returns may exceed pretax returns during periods when the redemption of shares would result in a loss, because the loss generates a tax benefit that is factored into the result.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Tax-Efficiency Ratios
--------------------------------------------------------------------------------
                                                                          Since
                      1 Year          3 Years          5 Years        Inception
--------------------------------------------------------------------------------

Tax-Efficient
Balanced Fund

  After Taxes on
  Distributions        99.85%           99.90%           96.08%           97.71%

  After Taxes on
  Distributions
  and Sale of
  Fund Shares         100.00           100.00            92.16            88.38
--------------------------------------------------------------------------------

Tax-Efficient
Growth Fund
  After Taxes on
  Distributions       100.00           100.00             --             100.00

  After Taxes on
  Distributions
  and Sale of
  Fund Shares         100.00           100.00             --             100.00
--------------------------------------------------------------------------------

Tax-Efficient Multi-Cap
Growth Fund
  After Taxes on
  Distributions       100.00             --               --             100.00

  After Taxes on
  Distributions
  and Sale of Fund
  Shares              100.00             --               --             100.00
--------------------------------------------------------------------------------


T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

About the Funds' Directors and Officers
--------------------------------------------------------------------------------

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors
Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies

--------------------------------------------------------------------------------
Anthony W. Deering
(1/28/45)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
1997
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
1997
Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President,
Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
1997
Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
1997
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
1997
Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Inside Directors
Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies

--------------------------------------------------------------------------------
James A.C. Kennedy
(8/15/53)
1997
[37]
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1997
[105]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, Tax-Efficient Funds
--------------------------------------------------------------------------------

M. David Testa
(4/22/44) 1997
[105]
Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited; Chairman of the Board and Director, T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company.
--------------------------------------------------------------------------------

*Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Officers
Name (Date of Birth)
Title and Fund(s) Served
Principal Occupation(s)

--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)
Treasurer, Tax-Efficient Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Jill L. Hauser (6/23/58)
Vice President, Tax-Efficient Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, Tax-Efficient Funds
Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Thomas J. Huber, CFA (9/23/66)
Vice President, Tax-Efficient Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, Tax-Efficient Funds
Assistant Vice President, T. Rowe Price and
T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Hugh D. McGuirk (7/6/60)
Executive Vice President, Tax-Efficient Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, Tax-Efficient Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Mary J. Miller (7/19/55)
Vice President, Tax-Efficient Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Donald J. Peters (7/3/59)
President, Tax-Efficient Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

William T. Reynolds (5/26/48)
Vice President, Tax-Efficient Funds
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited
--------------------------------------------------------------------------------

William J. Stromberg (3/10/60)
Vice President, Tax-Efficient Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Mark R. Weigman, CFA (7/30/62)
Vice President, Tax-Efficient Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

     T. Rowe Price Retirement Services

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES

          T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com

     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.


     FINANCIAL TOOLS AND CALCULATORS

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal
Intermediate Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price logo icon(registered trademark) INVESTMENT WITH CONFIDENCE

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202

30139                                  C119-050  2/28/03